WNRL (Notes)	6 Months Ended
Jun. 30, 2016
Variable Interest Entity, Measure of Activity [Abstract]
Variable Interest Entity Disclosure [Text Block]
22. WNRL
WNRL is a publicly held master limited partnership that owns and operates logistic assets that consist of pipeline and gathering, terminalling, storage and transportation assets, providing related services to our refining segment, including 685 miles of pipelines and 8.4 million barrels of active storage capacity. The majority of WNRL's logistics assets are integral to the operations of the El Paso and Gallup refineries.
WNRL also owns a wholesale business that operates primarily in the Southwest. WNRL's wholesale business includes the operations of several lubricant and bulk petroleum distribution plants and a fleet of crude oil, refined product and lubricant delivery trucks. WNRL distributes commercial wholesale petroleum products primarily in Arizona, California, Colorado, Nevada, New Mexico and Texas. WNRL purchases petroleum fuels and lubricants from our refining segment and from third-party suppliers.
As of June 30, 2016, we owned a 60.8% interest in WNRL and a 100% general partner interest. As the general partner of WNRL, we have the sole ability to direct the activities that most significantly impact WNRL's financial performance, and therefore we consolidate WNRL.
We are WNRL’s primary logistics customer and a significant wholesale customer through our retail business. WNRL generates revenues by charging tariffs for transporting petroleum products and crude oil though its pipelines, by charging fees for terminalling refined products and other hydrocarbons, and storing and providing other services at its storage tanks and terminals. Additionally, WNRL sells various finished petroleum products to us and other third party customers. Under our long-term agreements with WNRL (discussed below), we accounted for 31.2%, 31.5%, 28.8% and 29.1% of WNRL’s total revenues for the three and six month periods ended June 30, 2016 and 2015, respectively. We do not provide financial or equity support through any liquidity arrangements and/or debt guarantees to WNRL.
WNRL has outstanding debt under a senior secured revolving credit facility and its senior notes. Excluding assets held by WNRL, WNRL’s creditors have no recourse to our assets. Any recourse to WNRL’s general partner would be limited to the extent of Western Refining Logistics GP LLC’s assets that other than its investment in WNRL, are not significant. Our creditors have no recourse to the assets of WNRL and its consolidated subsidiaries.
WNRL provides us with various pipeline transportation, terminal distribution and storage services under long-term, fee-based commercial agreements expiring in 2023. These agreements contain minimum volume commitments. Each agreement has fees that are indexed for inflation and provides us with options to renew for two additional five-year terms.
In addition to commercial agreements, we are also party to an omnibus agreement with WNRL that among other things provides for reimbursement to us for various general and administrative services provided to WNRL. We are also party to an operational services agreement with WNRL, under which we are reimbursed for personnel services provided by Western in support of WNRL's operations of its pipelines, terminals and storage facilities.
WNRL has risk associated with its operations. If a major customer of WNRL were to terminate its contracts or fail to meet desired shipping or throughput levels for an extended period of time, revenue would be reduced and WNRL could suffer substantial losses to the extent that a new customer is not found. In the event that WNRL incurs a loss, our operating results will reflect WNRL’s loss, net of intercompany eliminations, to the extent of our ownership interest in WNRL at that point in time.